                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  October 2, 1996
                                                        ---------------


                          Quaker State Corporation
                          ------------------------
           (Exact name of registrant as specified in its charter)




         Delaware                    1-2677                     25-0742820
         --------                    ------                     ----------
(State of incorporation)      (Commission File No.)        (IRS Employer ID No.)



225 E. John Carpenter Freeway, Irving, Texas                  75062
--------------------------------------------                  -----
(Address of principal executive offices)                    (Zip Code)


                               (972) 868-0400
                               --------------
            (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
        (Former Name or Former Address, If Changed Since Last Report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 10, 1996, Quaker State Corporation ("Quaker State") filed a current report on Form 8-K and reported under Item 2 that on October 2, 1996, Quaker State completed the acquisition of all the capital stock of Medo Industries, Inc. and its affiliates (Medo). Because it was impracticable to provide the required pro forma financial information related to the transaction at the time of filing, such pro forma financial information was not included with that report on Form 8-K. Quaker State hereby amends Item 7, Financial Statements, Pro Forma Financial Information, and Exhibits, of its report on Form 8-K filed on October 10, 1996, as set forth below.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)     Pro Forma Financial Information:

                 1. Pro Forma Consolidated Statements of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1995 and for the nine months ended September 30, 1996.

                 2. Pro Forma Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries as of September 30, 1996.

                 3. Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QUAKER STATE CORPORATION
                                               (Registrant)

DATE:  December 17, 1996

                                               By: /s/  Conrad A. Conrad
                                                  -----------------------------
                                                   Conrad A. Conrad
                                                   Vice Chairman and
                                                   Chief Financial Officer




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
Item 7(b)  Pro Forma Financial Information

PRO FORMA FINANCIAL INFORMATION

On June 28, 1996 and October 2, 1996, Quaker State Corporation ("Quaker State") acquired all the stock of Blue Coral, Inc. ("Blue Coral") and Medo Industries Inc. ("Medo"), respectively. The acquisitions have been accounted for under the purchase method and, accordingly, the operating results of Blue Coral and Medo have been included in the consolidated financial statements of Quaker State from the date of acquisition. The purchase accounting adjustments presented in the following Pro Forma statements are preliminary estimates and subsequent revisions may be necessary. The following Pro Forma financial statements should be read in conjunction with the historical financial statements and other financial information of Blue Coral and Medo appearing elsewhere in Quaker State's Form 8-K/A-1, filed September 11, 1996, Form 8- K, filed October 10, 1996, and the historical financial statements and other financial information of Quaker State appearing in its 1995 Annual Report on Form 10-K and its quarterly reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The following unaudited Pro Forma Consolidated Statements of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1995 and the nine months ended September 30, 1996 present the combined historical results of Quaker State, Blue Coral (prior to the acquisition date of June 28, 1996) and Medo (prior to the acquisition date of October 2, 1996) and pro forma results as though such purchases had occurred on January 1, 1995. The unaudited Pro Forma Consolidated Statements of Operations do not purport to be indicative of the results which actually would have occurred if the acquisitions had been consummated on January 1, 1995 or which may occur in the future.

PRO FORMA CONSOLIDATED BALANCE SHEET

The following unaudited Pro Forma Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries as of September 30, 1996 presents the combined financial position of Quaker State and Medo as of September 30, 1996.

QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)


                                              Quaker*     Blue
                                             State (1)  Coral (2)   Adjustments  Pro Forma    Medo (3)   Adjustments    Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)

REVENUES
Sales and operating revenues                 $1,035,570    $81,336                $1,116,906   $60,125                 $1,177,031
Other, net                                        9,894          -                     9,894         4                      9,898
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                            1,045,464     81,336                 1,126,800    60,129                  1,186,929

COSTS AND EXPENSES
Cost of sales and operating costs               718,996     45,406                   764,402    30,228                    794,630
Selling, general and administrative             255,271     32,508                   287,779    14,337       ($980)(8)    301,136
Depreciation and amortization                    32,919      1,359     $2,612 (4)     36,890     1,268       4,793 (4)     42,951
Interest                                          7,228      1,691      1,822 (5)     10,741       728       8,982 (5)     20,451
Unusual items                                    27,000          -                    27,000        85                     27,085
Net gain on sale of product line and
     closure of manufacturing facility                -     (2,306)                   (2,306)        -                     (2,306)
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                 1,041,414     78,658      4,434      1,124,506    46,646      12,795      1,183,947
---------------------------------------------------------------------------------------------------------------------------------
Pretax income (loss) from continuing
     operations                                   4,050      2,678     (4,434)         2,294    13,483     (12,795)         2,982
Provision for (benefit from) income taxes         2,300       (253)      (450)(6)      1,597       142         133 (6)      1,872
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations         $1,750     $2,931    ($3,984)          $697   $13,341    ($12,928)        $1,110
=================================================================================================================================
Weighted average shares outstanding              32,226                 2,956 (7)     35,182                               35,182
=================================================================================================================================
Per share:
Income from continuing operations                 $0.06                                $0.02                                $0.03
=================================================================================================================================

* In July 1995, Quaker State acquired all of the stock of Slick 50, Inc. (Slick 50). A Form 8-K was filed regarding Quaker State's acquisition of Slick
50. However, as the acquired business did not meet the definition of the term "significant" as set out in Item 2, Instruction 4 to Form 8-K and as provided in Rule 1-02(v) of Regulation S-X, no Pro Forma financial statements were filed. Therefore, the Pro Forma statements presented herein only include the results of operations of Slick 50 from the date of acquisition.

The accompanying notes are an integral part of these statements.



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
QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
(IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)


                                                            Quaker       Blue         Less:
                                                           State (1)   Coral (2)    NicSand (9)   Adjustments
------------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)
REVENUES
Sales and operating revenues                                $890,595   $ 55,962     $ 2,282
Other, net                                                     5,790          -           -
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                           896,385     55,962       2,282

COSTS AND EXPENSES
Cost of sales and operating costs                            611,329     30,523       1,474
Selling, general and administrative                          219,030     20,485         562
Depreciation and amortization                                 26,234        696          21      $1,306 (4)
Interest                                                       7,059        917           -         704 (5)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                863,652     52,621       2,057       2,010
------------------------------------------------------------------------------------------------------------------------------------
Pretax income (loss) from continuing operations               32,733      3,341         225      (2,010)
Provision for income taxes                                    13,100        264         109         268 (6)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                     $19,633   $  3,077     $   116     ($2,278)
====================================================================================================================================
Weighted average shares outstanding                           34,002                              1,981 (7)
====================================================================================================================================
Per share:
Income from continuing operations                              $0.58
====================================================================================================================================


                                                            Pro Forma    Medo (3)    Adjustments  Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
(in thousands except per share data)
Revenues
Sales and operating revenues                                $ 944,275    $ 54,293                 $   998,568
Other, net                                                      5,790           -                       5,790
------------------------------------------------------------------------------------------------------------------------------------
    Total revenues                                            950,065      54,293                   1,004,358

Costs and expenses
Cost of sales and operating costs                             640,378      26,498                     666,876
Selling, general and administrative                           238,953      14,867    ($2,498)(8)      251,322
Depreciation and amortization                                  28,215       1,306      3,595 (4)       33,116
Interest                                                        8,680         674      6,609 (5)       15,963
------------------------------------------------------------------------------------------------------------------------------------
     Total costs and expenses                                 916,226      43,345      7,706          967,277
------------------------------------------------------------------------------------------------------------------------------------
Pretax income (loss) from continuing operations                33,839      10,948     (7,706)          37,081
Provision for income taxes                                     13,523         312        985 (6)       14,820
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                    $  20,316    $ 10,636    ($8,691)     $    22,261
====================================================================================================================================
Weighted average shares outstanding                            35,983                                  35,983
====================================================================================================================================
Per share:
Income from continuing operations                           $    0.56                             $      0.62
====================================================================================================================================


The accompanying notes are an integral part of these statements.



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
QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 1996
(IN THOUSANDS, UNAUDITED)


                                                       Quaker                  Less:
                                                        State      Medo       NicSand (9)    Adjustments     Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT SHARE DATA)
ASSETS
Current assets:
Cash and cash equivalents                              $  1,498    $    54    $   226                        $    1,326
Accounts and notes receivable, net                      163,020     14,078      2,548                           174,550
Inventories                                              98,259      6,658      2,332                           102,585
Other current assets                                     44,429      3,299        650                            47,078
------------------------------------------------------------------------------------------------------------------------------------
    Total current assets                                307,206     24,089      5,756                           325,539
------------------------------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net of
  accumulated depreciation                              228,596      5,027        326                           233,297
Other assets                                            325,777      2,513      5,269        $ 143,792 (10)     466,813
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                     $861,579    $31,629    $11,351        $ 143,792       $1,025,649
====================================================================================================================================

LIABILITIES
Current liabilities:
Accounts payable                                       $ 62,081    $ 3,872    $   595                        $   65,358
Accrued liabilities                                      95,605      3,718        216             ($77)(10)      99,030
Installments on long-term debt, payable within one year  13,024      8,035          -           (7,891)(10)      13,168
------------------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                           170,710     15,625        811           (7,968)         177,556
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt, less current installments               184,258     10,372          -          157,392 (10)
                                                                                            (9,471)(11)     342,551
Other long-term liabilities                             179,991          -      1,069                           178,922
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                   534,959     25,997      1,880          139,953          699,029
------------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Capital stock                                            35,929         78          -              (78)(10)      35,929
Additional capital                                      181,404          -          -                           181,404
Retained earnings                                       112,982      5,554          -           (5,554)(10)     112,982
Other, net                                               (3,695)         -          -                            (3,695)
------------------------------------------------------------------------------------------------------------------------------------
    Total stockholders' equity                          326,620      5,632          -           (5,632)         326,620
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $861,579    $31,629    $ 1,880        $ 134,321       $1,025,649
====================================================================================================================================

The accompanying notes are an integral part of these statements.





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
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


Explanation of adjustments to the Pro Forma Consolidated Statements of Operations for the year ended December 31, 1995 and for the nine months ended September 30, 1996 and the Pro Forma Consolidated Balance Sheet as of September 30, 1996, in connection with the acquisitions of Blue Coral and Medo are presented below:

(1) Quaker State's historical data represents reported results for the year ended December 31, 1995 and for the nine months ended September 30, 1996.

(2) Blue Coral's historical data represents activity for the year ended December 31, 1995 and the six months ended June 28, 1996 adjusted for the sale of its interest in NicSand, Inc., on October 31, 1996. Blue Coral's activity for the three months ended September 30, 1996 is included in Quaker State's historical data for the nine months ended September 30, 1996, as this activity was subsequent to the acquisition date.

(3) Medo's historical data represents activity for the year ended December 31, 1995 and the nine months ended September 30, 1996.

(4) To record amortization of excess of purchase price over fair market value of assets acquired by Quaker State, for the year ended December 31, 1995 and the nine months ended September 30, 1996. Amortization is calculated on a straight-line basis over periods not exceeding 40 years.

(5) To record the net effect on interest expense of the payment of Blue Coral and Medo indebtedness and the increase in debt due to Quaker State's borrowings in connection with the acquisitions for the year ended December 31, 1995 and the nine months ended September 30, 1996.

(6) To record an income tax provision (benefit) for the results of operations of Blue Coral and Medo and the income tax effect of pro forma adjustments for the year ended December 31, 1995 and the nine months ended September 30, 1996.

(7) To increase the number of weighted average shares outstanding due to the acquisition of Blue Coral.

(8) To record a reduction in Medo's salaries as a result of the acquisition for the year ended December 31, 1995 and the nine months ended September 30, 1996 and to reverse bonuses paid by Medo in September 1996, in connection with the acquisition, for the nine months ended September 30, 1996.

(9) To record the sale of Blue Coral's interest in NicSand, Inc. effective October 31, 1996. Amounts represent activity from June 28, 1996 (the date of acquisition) through September 30, 1996 and balances as of September 30, 1996, which are reflected in Quaker State's historical data as of and for the nine months ended September 30, 1996.

(10) To record excess of purchase price over fair market value of assets acquired by Quaker State and payment of $17.7 million of indebtedness and related accrued interest.

(11) To record reduction of debt as a result of the proceeds from the sale of NicSand, Inc.




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